UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21700

Tortoise North American Energy Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2009

Item 1. Report to Stockholders.

Tortoise North American Energy Corp.

TYN LISTED NYSE

Yield

Growth

Quality

2009 Annual Report

November 30, 2009

...Steady Wins®

Company at a Glance

Tortoise North American Energy Corp. (NYSE: TYN) is a non-diversified closed-end investment company focused primarily on investing in equity securities of companies in the energy sector with their primary operations in North America, including oil and gas exploitation, energy infrastructure and energy shipping companies. Our investments are primarily in Master Limited Partnerships (MLPs) and their affiliates, but may also include Canadian royalty and income trusts, common stock, debt and other securities issued by energy companies that are not MLPs.

Investment Goals: Yield, Growth and Quality

TYN seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in companies in the energy sector with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us.

TYN seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in TYN, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About U.S. Energy Infrastructure Master Limited Partnerships (MLPs)

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently approximately 70 MLPs in the market, mostly in industries related to energy and natural resources. We invest primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.

TYN Investment Features

We provide stockholders an alternative to investing directly in MLPs and their affiliates. We offer investors the opportunity to receive an attractive distribution return with a historically low return correlation to returns on stocks and bonds.

Additional features include:
  One Form 1099 per stockholder at the end of the year, multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public market.

January 19, 2010

Dear Fellow Stockholders,

We have frequently reflected on the stable, defensive nature of the MLP sector. As we’ve said in the past, this stability ultimately stems from the fee-based nature and relatively inelastic demand for the essential services provided — transportation, storage and processing of energy commodities that are critical to the normal functioning of a modern, industrialized civilization. In this respect, our conviction in the MLP asset class has grown as we’ve watched our portfolio companies continue to prosper through these difficult times.

Master Limited Partnership Investment Overview and Outlook

Entering 2009, we believed MLP stock prices offered extremely good values. This thesis has proven to be correct, with the Tortoise MLP Index achieving a total return performance of 78 percent through the year ended Dec. 31, 2009. We attribute this robust performance to resilient MLP business fundamentals, the elimination of selling pressure from hedge fund redemptions and the unwinding of the total return swap market in the fall of 2008, increased economic optimism which resulted in a general tightening of yield spreads across the board and improved capital markets.

MLPs continued to have access to capital throughout the financial crisis and in 2009 issued approximately $10 billion in debt and equities securities. In 2010, we expect midstream MLPs to continue to exhibit stable cash flow with modest growth. We believe gathering and processing, upstream and shipping MLPs will benefit from current crude oil prices and higher natural gas prices as the economy improves.

While a strong rebound occurred for energy MLPs in 2009, we believe energy MLP valuations remain attractive relative to 10-year historical yields.

Performance Review

Our total assets increased from $75.3 million on Nov. 30, 2008 to $148.9 million on Nov. 30, 2009. A significant portion of the increase was as a result of the reorganization of Tortoise Gas and Oil Corp. (TGO) into TYN on Sept. 14, 2009.

TYN’s total return based on market value, including the reinvestment of distributions, was 17.5 percent for the fourth fiscal quarter, and 131.7 percent for the twelve months ended Nov. 30, 2009.

We paid a distribution of $0.37 per common share ($1.48 annualized) to our stockholders on Nov. 30, 2009, unchanged from the previous quarter. This represented an annualized yield of 7.6 percent based on the closing price of $19.49 on Nov. 30, 2009. We expect to maintain a quarterly distribution of $0.37 per share this year. Our payout ratio of distributions to distributable cash flow (DCF) for the year ended Nov. 30, 2009 was 97.1 percent which is in line with our expectations to pay out at least 95 percent of DCF to stockholders annually. For tax purposes, 100 percent of distributions paid in fiscal year 2009 were treated as return of capital.

We believe, in the longer term, distribution growth will return for our stockholders and we will continue to manage toward that goal. Distributions paid to our stockholders depend on the performance of our investments, our costs and amount of leverage and other operating expenses.

(Unaudited)
2009 Annual Report	1

Leverage Review

In employing leverage, including bank debt and senior notes, we seek to increase long-term return to our stockholders. As of Dec. 31, 2009, TYN’s leverage consisted of a $15 million fixed rate note and a $5.9 million balance on the line of credit, which combined was 13.4 percent of total assets, well below our long-term leverage target. Our long-term leverage target is now 20 percent of total assets at the time of incurrence. This target was previously 33 percent.

Conclusion

While MLP stock prices rebounded in 2009 off of 2008 lows, we believe MLPs will continue to deliver stable, current income and modest growth to investors and remain attractive relative to other yield-oriented investments such as REITs and utilities.

Our investment strategy targets infrastructure assets that are critical to the function of economic activity and that are led by experienced management teams. We focus on firms generating growing fee-based cash flow and also offer a compelling combination of “Yield, Growth and Quality.”

Thank you for your continued confidence. We look forward to a promising 2010.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise North American Energy Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

(Unaudited)
2	Tortoise North American Energy Corp.

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Year Ended November 30,		2008	2009
	2008	2009	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$3,736	$5,953	$1,004	$1,276	$1,315	$1,312	$2,050
Dividends paid in stock	2,602	1,790	658	434	425	436	495
Dividends from common stock	1,136	706	322	171	172	171	192
Distributions received from Canadian trusts	5,681	107	1,049	107	—	—	—
Interest and dividend income	1,627	1,406	475	385	369	365	287
Foreign tax withheld	(558)	(2)	(140)	(2)	—	—	—
Total from investments	14,224	9,960	3,368	2,371	2,281	2,284	3,024
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	1,430	815	265	151	168	202	294
Other operating expenses	544	558	154	152	152	138	116
	1,974	1,373	419	303	320	340	410
Distributable cash flow before leverage costs and current taxes	12,250	8,587	2,949	2,068	1,961	1,944	2,614
Leverage costs(2)	4,092	921	751	230	221	220	250
Current foreign tax expense	40	2	10	8	(2)	(2)	(2)
Distributable Cash Flow(3)	$8,118	$7,664	$2,188	$1,830	$1,742	$1,726	$2,366
Distributions paid on common stock	$7,345	$7,438	$1,937	$1,707	$1,707	$1,707	$2,317
Distributions paid on common stock per share	1.5925	1.4800	0.4200	0.3700	0.3700	0.3700	0.3700
Payout percentage for period(4)	90.5%	97.1%	88.5%	93.3%	98.0%	98.9%	97.9%
Net realized gain (loss) on investments	(15,494)	(7,458)	(24,936)	(2,265)	(2,200)	764	(3,757)
Total assets, end of period	75,330	148,899	75,330	76,020	94,290	99,007	148,899
Average total assets during period(5)	175,731	98,275	130,502	75,569	83,049	96,626	131,480
Leverage (long-term debt obligations, preferred stock and
short-term borrowings)(6)	25,000	20,900	25,000	15,000	15,000	15,000	20,900
Leverage as a percent of total assets	33.2%	14.0%	33.2%	19.7%	15.9%	15.2%	14.0%
Net unrealized appreciation (depreciation),
net of income taxes, end of period	(33,436)	22,403	(33,436)	(23,262)	(946)	4,878	22,403
Net assets, end of period	49,715	126,609	49,715	58,675	77,008	81,497	126,609
Average net assets during period(7)	113,045	80,041	74,690	58,474	65,468	80,141	116,394
Net asset value per common share	10.78	20.22	10.78	12.72	16.70	17.67	20.22
Market value per common share	9.25	19.49	9.25	11.45	15.20	16.88	19.49
Shares outstanding	4,612,640	6,262,660	4,612,640	4,612,640	4,612,640	4,612,640	6,262,660

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments
(net of foreign taxes withheld)	8.09%	10.13%	10.38%	12.72%	10.90%	9.38%	9.23%
Operating expenses before leverage costs and current taxes	1.12%	1.40%	1.29%	1.63%	1.53%	1.40%	1.25%
Distributable cash flow before leverage costs and current taxes	6.97%	8.73%	9.09%	11.09%	9.37%	7.98%	7.98%
As a Percent of Average Net Assets
Distributable cash flow(3)	7.18%	9.58%	11.78%	12.69%	10.56%	8.54%	8.15%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, agent fees, interest rate swap expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, premium on redemption of long-term debt obligations and amortization of debt issuance costs; decreased by distributions to preferred stockholders, current foreign taxes paid, and realized and unrealized gains (losses) on interest rate swap settlements; and adjusted to reflect distributions received from Canadian trusts on a cash basis.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	The balance on the short-term credit facility was $5,900,000 as of November 30, 2009.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets and include current foreign tax expense and leverage costs.

2009 Annual Report	3

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward- looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise North American Energy Corp’s (“TYN” or the “Company”) investment objective is to provide a high level of total return, with an emphasis on distribution income paid to stockholders. Our investment strategy requires us to invest at least 80 percent of our total assets in equity securities of companies in the energy sector, including oil and gas exploitation, energy infrastructure and energy shipping companies. The equity securities of the energy companies purchased by TYN consist primarily of interests in MLPs. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. We invest primarily in MLPs through public market and private purchases. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we no longer expect to be treated as a “regulated investment company” for federal tax purposes. Our distributions do not typically generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as our investment adviser.

Reorganization

Stockholders of TYN and Tortoise Gas and Oil Corporation (“TGO”) approved the reorganization of TGO into TYN on September 11, 2009. The aggregate net assets of TYN prior to the reorganization totaled $84,639,318 and following the reorganization the combined net assets of TYN totaled $114,917,135. A total of 1,650,060 shares of TYN common stock were issued to stockholders of TGO. As a result of the reorganization, the Adviser extended the management fee waiver of 0.10 percent of average managed assets through December 31, 2010, and agreed to a waiver of 0.05 percent of average managed assets for the period January 1, 2011 through December 31, 2011. Additional information on the reorganization is included in Note 1 in the Notes to Financial Statements.

As this report is the first reporting period post the reorganization, the comparative financial results are limited. Our 1st quarter 2010 report will include a more detailed comparative discussion.

Company Update

As a result of the reorganization with TGO, we increased our market capitalization while maintaining our strong balance sheet. Market values of our MLP investments increased during 4th quarter 2009 from their levels at August 31, 2009. This had an additional positive impact on our capital structure and increased the existing cushion on our leverage coverage ratios, while also increasing asset-based expenses. Subsequent to our fiscal year end, we established a lower leverage target of up to 20 percent of total assets at the time of incurrence and provided guidance that we expect to maintain a $0.37 quarterly distribution for fiscal year 2010. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Each are summarized for you in the table on page 3 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the

4	Tortoise North American Energy Corp.

Management’s Discussion (Unaudited) (Continued)

DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, recurring agent fees, distributions to preferred stockholders as well as current taxes paid.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.

We concentrate on investments we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams.

Total distributions received from our investments relating to DCF for the 4th quarter 2009 was approximately $3.0 million, an increase of approximately $740,000 as compared to 3rd quarter 2009. The change from 3rd quarter 2009 primarily reflects the impact of the reorganization of TGO into TYN.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.25 percent of average total assets for the 4th quarter 2009 as compared to 1.29 percent for the 4th quarter 2008 and 1.40 percent for the 3rd quarter 2009. The decrease in our operating expense ratio in the recent quarter was primarily the result of spreading fixed costs over a larger asset base as a result of the reorganization with TGO.

While the contractual advisory fee of 1.00 percent of average monthly managed assets remains unchanged, the Adviser waived an amount equal to 0.15 percent of average monthly managed assets effective January 1, 2008 through December 31, 2008. Effective January 1, 2009 through December 31, 2009, the Adviser has agreed to waive an amount equal to 0.10 percent of average monthly managed assets. As a result of the reorganization of TGO into TYN, the Adviser extended the waiver of 0.10 percent of average managed assets through December 31, 2010, and agreed to a waiver of 0.05 percent of average managed assets for the period January 1, 2011 through December 31, 2011.

Leverage costs consist of three major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; (2) the agent fees, which are the marketing and rating agency costs for the leverage; and (3) distributions to preferred stockholders (if any).

Total leverage costs were approximately $250,000 for the 4th quarter 2009 as compared to $751,000 for the 4th quarter 2008 and $220,000 for the 3rd quarter 2009, as detailed below.

	4Q 08	3Q 09	4Q 09
Interest expense	$594,692	$217,729	$248,480
Agent fees	2,947	2,432	1,255
Distributions to preferred stockholders	153,837	—	—
Total leverage costs	$751,476	$220,161	$249,735

Average outstanding leverage (in millions)	$49.9	$15.0	$19.4
Average annualized total cost of
leverage (total leverage costs divided
by average outstanding leverage)	6.06%	5.82%	5.17%

The decrease in total leverage costs from 4th quarter 2008 to 4th quarter 2009 reflects the reduction in average outstanding leverage of approximately $31 million during the period. The reduction of 65 basis points in the average annualized total cost of leverage from 3rd quarter 2009 to 4th quarter 2009 is the result of the utilization of the lower cost bank credit facility for approximately 28 percent of TYN’s leverage after the TGO reorganization.

Distributable Cash Flow

For 4th quarter 2009, our DCF was approximately $2.4 million, an increase of $640,000 as compared to 3rd quarter 2009. This increase is primarily a result of the TGO reorganization. While TYN issued additional shares as a result of the reorganization, its post merger DCF per share increased slightly. We declared and paid a distribution of $2.3 million, or 97.9 percent of DCF, during the quarter. On a per share basis, we declared a $0.37 distribution on November 9, 2009. This is a decrease of $0.05 as compared to 4th quarter 2008 and unchanged from 3rd quarter 2009. For the fiscal year ended November 30, 2009, we paid a total distribution of $1.48 per share representing 97.1 percent of DCF.

Market values of our assets and asset-based expenses have increased more than the distributions from our MLPs this year. Accounting for moderate increases in projected distribution income from MLPs in 2010 and projected expenses, we expect to maintain quarterly distributions to our stockholders of $0.37 per share during 2010.

Liquidity and Capital Resources

We had total assets of $149 million at year end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables, net deferred tax asset and any expenses that may have been prepaid. During 4th quarter 2009, total assets increased from approximately $99 million to $149 million, an increase of $50 million. This change was the result of the addition of approximately $36 million in assets from TGO and the net realized and unrealized gain on investments of approximately $14 million during the quarter (excluding the gain attributable to return of capital on distributions received during the quarter).

2009 Annual Report	5

Management’s Discussion (Unaudited) (Continued)

Total leverage outstanding of $20.9 million at November 30, 2009 is comprised of $15 million in senior notes and $5.9 million outstanding under the credit facility. Total leverage represented 14.0 percent of total assets, a decrease from 15.2 percent of total assets at August 31, 2009, and 33.2 percent at November 30, 2008. Subsequent to year end, we established a new long-term leverage target ratio of up to 20 percent of total assets at time of incurrence, a reduction from our previous target ratio of 33 percent. Further, temporary increases of up to 25 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We have used leverage to acquire securities consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Under the 1940 Act, we may not pay distributions to our common stockholders if we do not meet a 300 percent asset coverage ratio for debt and 200 percent asset coverage ratio for debt and preferred shares (if any) after payment of the distribution, and we may not pay distributions on preferred shares (if any) if we fail to meet a 200 percent asset coverage ratio on our debt. Under the agreement with our bank lenders, if portfolio values decline such that we no longer meet the asset coverage ratios under the 1940 Act, we must repay a portion of our bank line until we meet the coverage requirement. Further, under the terms of our institutional senior notes, if we fail to meet basic maintenance ratios as of any valuation date (generally Fridays) or fail to satisfy the 1940 Act asset coverage as of the last business day of any month, we could be subject to mandatory redemption of the senior notes if such failure is not waived or cured. In some cases we may be delayed in paying common stock distributions until such coverage ratios can be met.

As disclosed in Section 18 of the 1940 Act, the 300 percent asset coverage ratio for debt is equal to total assets less all liabilities and indebtedness not represented by debt divided by debt. The 200 percent asset coverage ratio for preferred shares (if any) is equal to the same numerator as the 300 percent test divided by the sum of debt and preferred shares.

Taxation of our Distributions and Deferred Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to preferred shares (if any) and then to the common shares.

In the event we have earnings and profits allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2010. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

For book and tax purposes, distributions to stockholders for the fiscal year ended 2009 were comprised of 100 percent return of capital. This information will be reported to stockholders on Form 1099-DIV and is available on our web site at www.tortoiseadvisors.com.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At November 30, 2009, our investments are valued at $142.5 million, with an adjusted cost of $123.5 million. The $19 million difference reflects unrealized appreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities reflects either a deferred tax liability or deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments and net operating losses. At November 30, 2009, the balance sheet reflects a net deferred tax asset of approximately $5.4 million or $0.86 per share.

The net deferred tax asset of approximately $5.4 million reflects the net benefit we have determined will be realized in future periods under generally accepted accounting principles. Realization of a deferred tax asset is dependent on whether there will be sufficient future taxable income within the carryforward periods to realize a portion or all of the deferred tax benefit. The carryforward period for ordinary losses to offset ordinary income is 20 years while capital losses can be carried forward 5 years to offset capital gains. A valuation allowance against the deferred tax asset is needed when, based on the weight of the available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized. Our valuation allowance policy is in conformity with generally accepted accounting principles and is based upon our estimation of potential future taxable income. At November 30, 2009, we had a gross deferred tax asset of approximately $17.5 million, against which we provided a valuation allowance of approximately $12.1 million resulting in a net deferred tax asset of approximately $5.4 million. Our Adviser does not charge an advisory fee based upon net deferred tax assets. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

6	Tortoise North American Energy Corp.

Schedule of Investments November 30, 2009

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 99.4%(1)

Crude/Refined Products Pipelines — 38.1%(1)
United States — 38.1%(1)
Buckeye Partners, L.P.	56,300	$2,967,010
Enbridge Energy Management, L.L.C.(2)	216,286	10,563,433
Enbridge Energy Partners, L.P.	59,600	2,937,684
Holly Energy Partners, L.P.	15,200	557,840
Kinder Morgan Management, LLC(2)	230,609	11,592,698
Magellan Midstream Partners, L.P.	162,100	6,662,310
NuStar Energy L.P.	109,200	5,727,540
Plains All American Pipeline, L.P.	120,600	6,102,360
Sunoco Logistics Partners L.P.	17,400	1,074,450
		48,185,325

Natural Gas/Natural Gas Liquids Pipelines — 32.8%(1)
United States — 32.8%(1)
Boardwalk Pipeline Partners, LP	125,700	3,548,511
Duncan Energy Partners L.P.	191,100	4,294,017
El Paso Pipeline Partners, L.P.	125,000	2,962,500
Energy Transfer Equity, L.P.	161,465	4,763,217
Energy Transfer Partners, L.P.	189,800	8,216,442
Enterprise Products Partners L.P.	310,300	9,243,837
ONEOK Partners, L.P.	73,700	4,325,453
TC PipeLines, LP	90,700	3,282,433
Williams Pipeline Partners L.P.	41,426	905,158
		41,541,568

Natural Gas Gathering/Processing — 12.0%(1)
United States — 12.0%(1)
Copano Energy, L.L.C.	82,500	1,666,500
Copano Energy, L.L.C.(3)(4)	95,260	1,865,191
DCP Midstream Partners, LP	51,500	1,294,710
MarkWest Energy Partners, L.P.	167,500	4,296,375
Quest Midstream Partners, L.P.(3)(4)(5)	479,150	2,357,418
Targa Resources Partners LP	183,400	3,664,332
		15,144,526

Oil and Gas Exploitation and Production — 11.1%(1)
United States — 11.1%(1)
Encore Energy Partners LP	106,700	1,891,791
EV Energy Partners, L.P.	128,800	3,329,480
Linn Energy, LLC	286,300	7,103,103
Pioneer Southwest Energy Partners L.P.	85,000	1,745,050
		14,069,424

Propane Distribution — 4.8%(1)
United States — 4.8%(1)
Inergy, L.P.	185,700	6,139,242
Shipping — 0.6%(1)
Republic of the Marshall Islands — 0.6%(1)
Teekay LNG Partners L.P.	29,900	728,364
Total Master Limited Partnerships and
Related Companies (Cost $98,202,484)		125,808,449

	Principal
Corporate Bonds — 7.5%(1)	Amount
Oil and Gas Exploitation and Production — 7.1%(1)
Canada — 7.1%(1)
Connacher Oil & Gas Ltd, 10.25%, 12/15/2015(4)	$4,000,000	3,460,000
OPTI Canada Inc., 7.875%, 12/15/2014	4,500,000	3,577,500
OPTI Canada Inc., 8.25%, 12/15/2014(4)	2,500,000	2,000,000
		9,037,500
Crude/Refined Products Pipelines — 0.4%(1)
United States — 0.4%(1)
SemGroup, L.P., 8.75%, 11/15/2015(3)(4)	6,300,000	441,000
Total Corporate Bonds (Cost $17,519,989)		9,478,500

Common Stock — 5.7%(1)

Shipping — 5.7%(1)
Republic of the Marshall Islands — 5.7%(1)
Navios Maritime Partners L.P.	246,000	3,483,360
Teekay Offshore Partners L.P.	205,500	3,676,395
Total Common Stock (Cost $7,830,148)		7,159,755

Short-Term Investment — 0.0%(1)	Shares
United States Investment Company — 0.0%(1)
Fidelity Institutional Government Portfolio –
Class I, 0.07%(6) (Cost $52,245)	52,245	52,245
Total Investments — 112.6%(1)
(Cost $123,604,866)		142,498,949
Other Assets and Liabilities — (0.7%)(1)		(889,644)
Long-Term Debt Obligations — (11.9%)(1)		(15,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$126,609,305

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Non-income producing.
(4)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $10,123,609, which represents 8.0% of net assets. See Note 9 to the financial statements for further disclosure.
(5)	Private company.
(6)	Rate reported is the current yield as of November 30, 2009.

See accompanying Notes to Financial Statements.

2009 Annual Report	7

Statement of Assets & Liabilities November 30, 2009

Assets
Investments at fair value (cost $123,604,866)	$142,498,949
Receivable for Adviser expense reimbursement	23,054
Receivable for investments sold	475,182
Interest and dividend receivable, net of $151,448
allowance for doubtful accounts	447,588
Deferred tax asset	5,382,154
Prepaid expenses and other assets	71,622
Total assets	148,898,549

Liabilities
Payable to Adviser	230,538
Distributions payable to common stockholders	253,445
Payable for investments purchased	506,162
Accrued expenses and other liabilities	399,099
Short-term borrowings	5,900,000
Long-term debt obligations	15,000,000
Total liabilities	22,289,244
Net assets applicable to common stockholders	$126,609,305

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,262,660 shares issued
and outstanding (100,000,000 shares authorized)	$6,263
Additional paid-in capital	124,815,035
Undistributed net investment income, net of income taxes	706,556
Accumulated net realized loss, net of income taxes	(21,321,571)
Net unrealized appreciation of investments, net of income taxes	22,403,022
Net assets applicable to common stockholders	$126,609,305

Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$20.22

Statement of Operations Year Ended November 30, 2009

Investment Income
Distributions from master limited partnerships	$5,952,652
Less return of capital on distributions	(5,213,379)
Net distributions from master limited partnerships	739,273
Dividends from Canadian trusts	2,970
Dividends from common stock	705,930
Dividends from money market mutual funds	23,073
Interest income	1,343,167
Gain on redemption of preferred stock	1,300,500
Less foreign tax withheld	(5,009)
Total Investment Income	4,109,904
Operating Expenses
Advisory fees	908,781
Professional fees	423,053
Administrator fees	101,472
Directors’ fees	78,398
Registration fees	66,528
Reports to stockholders	44,427
Stock transfer agent fees	16,349
Fund accounting fees	9,481
Custodian fees and expenses	6,582
Other expenses	58,979
Total Operating Expenses	1,714,050
Interest expense	898,475
Amortization of debt issuance costs	19,383
Agent fees	16,302
Total Interest, Debt Issuance and Agent Fees	934,160
Total Expenses	2,648,210
Less expense reimbursement by Adviser	(93,657)
Net Expenses	2,554,553
Net Investment Income, before Income Taxes	1,555,351
Current foreign tax benefit	28,837
Deferred tax expense	(29,891)
Income tax expense, net	(1,054)
Net Investment Income	1,554,297
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions
Net realized loss on investments	(7,458,434)
Net realized gain on forward foreign currency contracts	657,537
Net realized gain on foreign currency and translation of
other assets and liabilities denominated in foreign currency	104,471
Net realized loss, before income taxes	(6,696,426)
Deferred tax benefit	253,318
Net realized loss on investments and foreign
currency transactions	(6,443,108)
Net unrealized appreciation of investments	53,007,169
Net unrealized depreciation of foreign currency, forward foreign currency contracts and translation of other assets and liabilities
denominated in foreign currency	(677,448)
Net unrealized appreciation, before income taxes	52,329,721
Deferred tax expense	(1,979,570)
Deferred tax benefit — conversion to a taxable corporation	5,488,509
Net unrealized appreciation of investments and
foreign currency transactions	55,838,660
Net Realized and Unrealized Gain on Investments and
Foreign Currency Transactions	49,395,552
Distributions to Preferred Stockholders	(6,761)
Net Increase in Net Assets Applicable to Common
Stockholders Resulting from Operations	$50,943,088

See accompanying Notes to Financial Statements.

8	Tortoise North American Energy Corp.

STATEMENT OF CHANGES IN NET ASSETS Year Ended November 30
	2009	2008
Operations
Net investment income	$1,554,297	$1,968,518
Net realized loss on investments, foreign currency transactions and interest rate swaps	(6,443,108)	(19,204,881)
Net unrealized appreciation (depreciation) of investments, foreign currency, forward foreign currency contracts
and translation of other assets and liabilities denominated in foreign currency	55,838,660	(50,623,486)
Distributions to preferred stockholders	(6,761)	(781,097)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	50,943,088	(68,640,946)
Distributions to Common Stockholders
Net investment income	—	—
Net realized gain	—	(474,711)
Return of capital	(7,437,215)	(6,870,918)
Total distributions to common stockholders	(7,437,215)	(7,345,629)
Capital Stock Transactions
Proceeds from Reorganization with Tortoise Gas and Oil Corporation, net (Note 1)	33,388,673	—
Redemption of fractional shares of common stock issued during Reorganization	(887)	—
Net increase in net assets applicable to common stockholders from capital stock transactions	33,387,786	—
Total increase (decrease) in net assets applicable to common stockholders	76,893,659	(75,986,575)
Net Assets
Beginning of year	49,715,646	125,702,221
End of year	$126,609,305	$49,715,646
Accumulated net investment income (loss), net of income taxes, at the end of year	$706,556	$(847,741)

See accompanying Notes to Financial Statements.

2009 Annual Report	9

STATEMENT OF CASH FLOWS Year Ended November 30, 2009

Cash Flows from Operating Activities
Purchases of long-term investments	$(38,652,073)
Proceeds from sales of long-term investments	37,004,200
Proceeds from sales of short-term investments, net	9,928,656
Distributions received from master limited partnerships	5,952,652
Dividend income from Canadian trusts	6,596
Interest and dividend income received	1,993,614
Interest received on securities sold	211,444
Proceeds from sale of foreign currency, net	1,263,890
Proceeds from termination of forward foreign currency contracts	563,418
Interest expense paid	(948,456)
Income tax refund	3,769
Operating expenses paid	(1,649,765)
Net cash provided by operating activities	15,677,945
Cash Flows from Financing Activities
Distributions paid to common stockholders	(7,183,770)
Distributions paid to preferred stockholders	(9,181)
Advances from revolving line of credit	4,950,000
Repayments on revolving line of credit	(5,000,000)
Redemption of common stock	(887)
Redemption of preferred stock	(8,699,500)
Net cash used in financing activities	(15,943,338)
Net change in cash	(265,393)
Effect of exchange rate gains on foreign currency	265,393
Cash — beginning of year	—
Cash — end of year	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$50,943,088
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(39,158,235)
Return of capital on distributions received	5,213,379
Proceeds from sales of short-term investments, net	9,928,656
Proceeds from sales of long-term investments	37,479,382
Deferred tax expense	1,756,143
Deferred tax benefit — conversion to a taxable corporation	(5,488,509)
Net unrealized appreciation of investments	(53,007,169)
Net unrealized depreciation of foreign currency,
forward foreign exchange contracts and translation
of assets and liabilities denominated in foreign currency	677,448
Net realized loss on investments and foreign
currency transactions	7,353,963
Amortization of market premium, net	54,840
Gain on redemption of preferred stock	(1,300,500)
Amortization of debt issuance costs	19,383
Distributions to preferred stockholders	6,761
Changes in operating assets and liabilities:
Decrease in foreign currency	1,263,890
Increase in interest and dividend receivable	(63,914)
Increase in receivable for investments sold	(417,812)
Decrease in prepaid expenses and other assets	20,590
Increase in payable for investments purchased	506,162
Decrease in current tax liability	(31,595)
Increase in payable to Adviser, net of expense
reimbursement	52,355
Decrease in accrued expenses and other liabilities	(130,361)
Total adjustments	(35,265,143)
Net cash provided by operating activities	$15,677,945

See accompanying Notes to Financial Statements.

10	Tortoise North American Energy Corp.

FINANCIAL HIGHLIGHTS

					Period from
	Year Ended	Year Ended	Year Ended	Year Ended	October 31, 2005(1)
	November 30,	November 30,	November 30,	November 30,	through
	2009	2008	2007	2006	November 30, 2005
Per Common Share Data(2)
Net Asset Value, beginning of period	$10.78	$27.25	$23.70	$23.95	$—
Public Offering Price	—	—	—	—	25.00
Underwriting discounts and offering costs on issuance
of common and preferred stock(3)	—	—	—	(0.07)	(1.31)
Income from Investment Operations:
Net investment income(4)	0.25	0.43	0.72	0.61	0.02
Net realized and unrealized gain (loss) on investments(4)	10.67	(15.14)	4.47	0.55	0.24
Total increase (decrease) from investment operations	10.92	(14.71)	5.19	1.16	0.26
Less Distributions to Preferred Stockholders:
Net investment income	—	—	(0.12)	(0.06)	—
Net realized gain	—	—	(0.07)	(0.01)	—
Return of capital	—	(0.17)	—	—	—
Total distributions to preferred stockholders	—	(0.17)	(0.19)	(0.07)	—
Less Distributions to Common Stockholders:
Net investment income	—	—	(0.90)	(0.69)	—
Net realized gain	—	(0.10)	(0.55)	(0.12)	—
Return of capital	(1.48)	(1.49)	—	(0.46)	—
Total distributions to common stockholders	(1.48)	(1.59)	(1.45)	(1.27)	—
Net Asset Value, end of period	$20.22	$10.78	$27.25	$23.70	$23.95
Per common share market value, end of period	$19.49	$9.25	$23.10	$22.38	$25.00
Total Investment Return Based on Market Value(5)	131.66%	(55.98)%	9.28%	(5.39)%	0.00%

See accompanying Notes to Financial Statements.

2009 Annual Report	11

FINANCIAL HIGHLIGHTS (Continued)

					Period from
	Year Ended	Year Ended	Year Ended	Year Ended	October 31, 2005(1)
	November 30,	November 30,	November 30,	November 30,	through
	2009	2008	2007	2006	November 30, 2005
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$126,609	$49,716	$125,702	$109,326	$110,451
Ratio of expenses (including net current and deferred income tax (benefit) expense)
to average net assets before waiver(6)(7)(8)(9)	(1.39)%	5.75%	3.88%	3.41%	2.02%
Ratio of expenses (including net current and deferred income tax (benefit) expense)
to average net assets after waiver(6)(7)(8)(9)	(1.27)%	5.52%	3.59%	3.09%	1.77%
Ratio of expenses (excluding net current and deferred income tax (benefit) expense)
to average net assets before waiver(6)(8)(9)(10)	3.31%	5.69%	3.86%	3.40%	2.02%
Ratio of expenses (excluding net current and deferred income tax (benefit) expense)
to average net assets after waiver(6)(8)(9)(10)	3.43%	5.46%	3.57%	3.08%	1.77%
Ratio of net investment income (including net current and deferred income tax
(benefit) expense) to average net assets before waiver(6)(7)(8)(9)	6.53%	1.51%	2.36%	2.14%	0.75%
Ratio of net investment income (including net current and deferred income tax
(benefit) expense) to average net assets after waiver(6)(7)(8)(9)	6.41%	1.74%	2.65%	2.46%	1.00%
Ratio of net investment income (excluding net current and deferred income tax
(benefit) expense) to average net assets before waiver(6)(8)(9)(10)	1.83%	1.57%	2.38%	2.15%	0.75%
Ratio of net investment income (excluding net current and deferred income tax
(benefit) expense) to average net assets after waiver(6)(8)(9)(10)	1.71%	1.80%	2.67%	2.47%	1.00%
Portfolio turnover rate(6)	41.90%	36.69%	16.06%	12.01%	0.00%
Short-term borrowings, end of period (000’s)	$5,900	—	$9,600	$7,000	—
Long-term debt obligations, end of period (000’s)	$15,000	$15,000	$40,000	$40,000	—
Preferred stock, end of period (000’s)	—	$10,000	$15,000	$15,000	—
Per common share amount of long-term debt obligations outstanding,
at end of period	$2.40	$3.25	$8.67	$8.67	—
Per common share amount of net assets, excluding long-term debt obligations,
at end of period	$22.61	$14.03	$35.92	$32.37	—
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(11)	$7,058	$4,981	$3,837	$3,645	—
Asset coverage ratio of long-term debt obligations and short-term borrowings(11)	706%	498%	384%	365%	—
Asset coverage, per $25,000 liquidation value per share of preferred stock(12)	—	$74,716	$73,646	$69,083	—
Asset coverage ratio of preferred stock(12)	—	299%	295%	276%	—

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the issuance of preferred stock for the year ended November 30, 2006. Represents the issuance of common stock for the period from October 31, 2005 through November 30, 2005.
(4)	The per common share data for the years ended November 30, 2008, 2007 and 2006 and the period from October 31, 2005 through November 30, 2005, do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2F to the financial statements for further disclosure.
(5)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding broker commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	The Company accrued $(28,837), $68,509, $22,447, $13,225 and $0 for the years ended November 30, 2009, 2008, 2007 and 2006, and the period from October 31, 2005 through November 30, 2005, respectively, for current foreign and excise tax (benefit) expense. For the year ended November 30, 2009, the Company accrued $3,732,366 in net deferred income tax benefit. This includes $5,488,509 of deferred income tax benefit for the timing differences at December 1, 2008 when the Company converted to a taxable corporation.
(8)	The expense ratios and net investment income ratios do not reflect the effect of distributions to preferred stockholders.
(9)	In addition to the fees and expenses which the Company bears directly, the Company bears a pro rata share of the fees and expenses of the acquired companies in which it invests. Such indirect expenses are not included in the above expense and income ratios.
(10)	The ratio excludes the impact of current and deferred income taxes.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

12	Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS November 30, 2009

1. Organization

Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded U.S. master limited partnerships (“MLPs”), including oil and gas exploitation, energy infrastructure and energy shipping companies. The Company commenced operations on October 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYN.”

Pursuant to a plan of reorganization approved by the stockholders of Tortoise Gas and Oil Corporation (“TGO”) and the approval by the stockholders of the Company of the issuance of additional shares of common stock in connection with the reorganization, the Company acquired all of the net assets of TGO on September 14, 2009, which totaled $30,277,817. A total of 5,550,571 shares of common stock of TGO were exchanged for 1,650,060 shares of common stock of the Company immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code. TGO’s net assets included $3,110,856 of net unrealized depreciation on investments and $21,913,436 of accumulated net realized loss on investments. The aggregate net assets of the Company prior to the reorganization totaled $84,639,318 and following the reorganization the combined net assets of the Company totaled $114,917,135.

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

Consistent with ASC 820, Fair Value Measurements, the Company determines fair value to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Also, in accordance with ASC 820, the Company has determined the principal market, or the market in which the Company exits its private portfolio investments with the greatest volume and level of activity, to be the private secondary market. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value.

For private company investments, value is often realized through a liquidity event of the entire company. Therefore, the value of the company as a whole (enterprise value) at the reporting date often provides the best evidence of the value of the investment and is the initial step for valuing the company’s privately issued securities. For any one company, enterprise value may best be expressed as a range of fair values, from which a specific estimate of fair value will be derived. In determining the enterprise value of a portfolio company, the Company prepares an analysis consisting of traditional valuation methodologies including market and income approaches. The Company considers some or all of the traditional valuation methods based on the individual circumstances of the portfolio company in order to derive its estimate of enterprise value.

The fair value of investments in private portfolio companies is determined based on various factors, including enterprise value, observable market transactions, such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values will generally be discounted when the Company has a minority position, is subject to restrictions on resale, has specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.

The Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of private investments:
  An independent valuation firm engaged by the Board of Directors to provide independent, third-party valuation consulting services performs certain procedures requested by the Board of Directors for a selection of private investments. For the year ended November 30, 2009, the independent valuation firm performed positive assurance valuation procedures on the one private portfolio company investment, which comprised approximately 23 percent of the total restricted investments at fair value as of November 30, 2009;

  The preliminary valuations and supporting analyses are initially reviewed by the investment professionals of the Adviser;

  The Investment Committee of the Adviser reviews the preliminary valuations, and considers and assesses, as appropriate, any changes that may be required to the preliminary valuations;

  The Board of Directors assesses the valuations and ultimately determines the fair value of each investment in the Company’s portfolio in good faith.
C. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

D. Forward Foreign Currency Contracts

The Company may enter into forward foreign currency contracts as economic hedges related to specific transactions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the Statement of Operations. The Company recognizes realized gains or losses at the time forward contracts are extinguished.

2009 Annual Report	13

NOTES TO FINANCIAL STATEMENTS (continued)

E. Foreign Withholding Taxes

The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.

F. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in Canadian Royalty and Income Trusts are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

During the year ended November 30, 2009, the Company reallocated the amount of 2008 investment income and return of capital it recognized based on the 2008 tax reporting information received from the individual MLPs. This reallocation amounted to a decrease in pre-tax net investment income of approximately $213,000 or $0.034 per share ($135,000 or $0.021 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $202,000 or $0.032 per share ($128,000 or $0.020 per share, net of deferred tax expense) and an increase in realized gains of approximately $11,000 or $0.002 per share ($7,000 or $0.001 per share, net of deferred tax expense) for the year ended November 30, 2009.

G. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock (if any) following such distribution. The character of distributions to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized capital gains will be treated as a return of capital to the stockholders. For the year ended November 30, 2009, the Company’s distributions to common stockholders for book and tax purposes were comprised of 100 percent return of capital.

Distributions to money market preferred stockholders were based on variable rates set at auctions, normally held every 28 days unless a special rate period is designated. The Company could not declare or pay distributions to its money market preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. Distributions to money market preferred stockholders were accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Distributions to money market preferred stockholders were payable on the first day following the end of the rate period or the first day of the month if the rate period was longer than one month. The character of distributions to money market preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2009, the Company’s distributions for book and tax purposes were comprised of 100 percent return of capital.

H. Federal Income Taxation

Through November 30, 2008, the Company qualified as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally was not subject to U.S. federal income tax on income and gains that it distributed each taxable year to stockholders if it met certain minimum distribution requirements. The Company was required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company was subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company made sufficient distributions to satisfy the excise tax avoidance requirement.

Effective December 1, 2008, the Company is treated as a taxable corporation for federal and state income tax purposes. The Company is obligated to pay federal and state income taxes on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent; however, the Company anticipates a marginal effective rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

I. Organization Expenses, Offering and Debt Issuance Costs

The Company was responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

J. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risks. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Cash settlements under the terms of the interest rate swap and forward foreign currency contracts and termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

K. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

L. Recent Accounting Pronouncements Codification of Accounting Standards

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards CodificationTM and Hierarchy of Generally Accepted Accounting Principles (“SFAS 168”). SFAS 168 introduced a new Accounting Standard Codification (“ASC” or “Codification”) which organizes current and future accounting standards into a single codified system. The Codification became the source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification is nonauthoritative. GAAP was not changed as a result of this statement, but changed the way the guidance is organized and presented. The Company has implemented the Codification in the financial statements by providing references to the ASC topics.

14	Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Continued)

Standard on Subsequent Events

In May 2009, FASB issued ASC 855-10, Subsequent Events. ASC 855-10 provides guidance on management’s assessment of subsequent events and requires additional disclosure about the timing of management’s assessment of subsequent events. ASC 855-10 did not significantly change the accounting requirements for the reporting of subsequent events. ASC 855-10 was effective for interim or annual financial periods ending after June 15, 2009. The adoption of ASC 855-10 did not have a material impact on the Company’s financial statements.

Standard on Financial Instruments

In April 2009, FASB issued ASC Topic 825, Financial Instruments. The April 2009 guidance requires disclosures about financial instruments, including fair value, carrying amount, and method and significant assumptions used to estimate the fair value. The adoption of this standard did not affect the Company’s financial position or results of operations.

In August 2009, FASB issued Accounting Standard Update No. 2009-05 (“ASU 2009-05”), Measuring Liabilities at Fair Value. The August 2009 update provides clarification to ASC 820, Fair Value Measurements and Disclosures, for the valuation techniques required to measure the fair value of liabilities. ASU 2009-05 also provides clarification around required inputs to the fair value measurement of a liability and definition of a Level 1 liability. ASU 2009-05 is effective for interim and annual periods beginning after August 28, 2009. The Company does not anticipate that the adoption of this standard will have a material effect on the Company’s financial position and results of operations.

3. Concentration of Risk

Under normal conditions, the Company will have at least 80 percent of its total assets in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company may invest up to 50 percent of its total assets in restricted securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

For the period from December 1, 2008 through September 14, 2009, the Company had an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company paid the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. For the period from January 1, 2008 through December 31, 2008, the Adviser waived fees in an amount equal to an annual rate of 0.15 percent of the Company’s average monthly Managed Assets. The Adviser had contractually agreed to waive fees in the amount of 0.10 percent of average monthly Managed Assets for the period from January 1, 2009 through December 31, 2009.

On September 15, 2009, the Company entered into a new Investment Advisory Agreement with the Adviser as a result of a change in control of the Adviser and the previous Investment Advisory Agreement with the Adviser automatically terminated. The terms of the new Investment Advisory Agreement are substantially identical to the terms of the previous Investment Advisory Agreement, except for the effective and termination dates, and simply continue the relationship between the Company and the Adviser. In addition, the Adviser has agreed to waive fees in the amount of 0.10 percent of average monthly Managed Assets from September 15, 2009 through December 31, 2010 and to waive fees in the amount of 0.05 percent of average monthly Managed Assets from January 1, 2011 through December 31, 2011.

For the period from December 1, 2008 through September 11, 2009, the Company engaged SEI Investments Global Funds Services to serve as the Company’s administrator. The Company paid the administrator a monthly fee computed at an annual rate of 0.05 percent of the first $500,000,000 of the Company’s Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $100,000.

Effective September 12, 2009, the Company engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s domestic assets, and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2009, are as follows:

Deferred tax assets:
Net operating loss	$2,928,680
Capital loss	21,548,811
Deferred expense associated with interest rate swap terminations	208,021
Organization costs	56,874
Passive activity loss associated with MLPs	668,253
State of Kansas credit	4,055
Subtotal	25,414,694
Valuation allowance	(12,165,839)
13,248,855
Deferred tax liabilities:
Basis reduction of investment in MLPs	923,126
Net unrealized gains on investment securities	6,943,575
7,866,701
Total net deferred tax asset	$5,382,154

At November 30, 2009, the Company has recorded a valuation allowance in the amount of $12,165,839 for a portion of its deferred tax asset which it does not believe will, more likely than not, be realized. The Company estimates, based on existence of sufficient evidence, primarily regarding the amount and timing of distributions to be received from portfolio companies, the ability to realize the remainder of its deferred tax assets. Any adjustments to such estimates will be made in the period such determination is made.

For the year ended November 30, 2009, the Company re-evaluated its tax filing positions during the year and has determined that there are no unrecognized tax positions and therefore no penalties and interest are accrued. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company does not expect any change to its unrecognized tax positions over the next twelve months subsequent to November 30, 2009. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss, realized losses and unrealized gains on investments before taxes for the year ended November 30, 2009, as follows:

Application of statutory income tax rate	$16,044,138
State income taxes, net of federal tax benefit	1,297,688
Foreign tax benefit, net of federal tax effect	(18,239)
Gain on redemption of preferred stock	(477,934)
Reorganization costs	93,776
Rate change	286,177
Change in valuation allowance	(15,498,300)
Tax benefit on conversion to taxable corporation	(5,488,509)
Total income tax benefit	$(3,761,203)

2009 Annual Report	15

NOTES TO FINANCIAL STATEMENTS (Continued)

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the year, the Company re-evaluated its overall federal and state income tax rate, decreasing it from 37.02 percent to 36.75 percent, due to anticipated state apportionment of income and gains.

For the year ended November 30, 2009, the components of income tax benefit include current foreign tax benefit (for which the federal tax effect is included in deferred tax expense) of $28,837 and deferred federal and state income tax expense (net of federal tax benefit) of $1,624,731 and $131,412, respectively. The deferred income tax benefit is net of the reduction in valuation allowance of $15,498,300 and deferred income tax benefit (net of valuation allowance) of $5,488,509, including both federal and state tax effect, resulting from the Company’s conversion from a RIC to a taxable corporation.

As of November 30, 2009, the Company had a net operating loss for federal income tax purposes of approximately $8,000,000. This includes a net operating loss of $6,900,000 from TGO. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $2,700,000, $4,200,000 and $1,100,000 in the years ending November 30, 2027, 2028 and 2029, respectively. As of November 30, 2009, the Company had a capital loss carryforward of approximately $58,600,000 which may be carried forward for 5 years. This amount includes a capital loss of $34,000,000 from TGO. If not utilized, this capital loss will expire as follows: $14,600,000, $37,600,000 and $6,400,000 in the years ending November 30, 2012, 2013 and 2014, respectively. For the year ended November 30, 2008, the Company estimated there would be no capital losses for the year. Upon receipt of the 2008 tax reporting information from the MLPs, the Company concluded that a portion of its estimated net operating loss needed to be reclassified to capital losses. The capital loss for the year ended November 30, 2009 has been estimated based on information currently available. Such estimate is subject to revision upon receipt of 2009 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Utilization of net operating loss and capital loss from TGO are further subject to Section 382 limitations of the Internal Revenue Code, which limit tax attributes subsequent to ownership changes.

As of November 30, 2009, the aggregate cost of securities for federal income tax purposes was $121,092,958. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $34,996,647 the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $13,590,656 and the net unrealized appreciation was $21,405,991.

6. Investment Transactions

For the year ended November 30, 2009, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $39,158,235 and $37,479,382 (excluding short-term and government securities), respectively.

7. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,262,660 shares outstanding at November 30, 2009. Transactions in common stock for the year ended November 30, 2009, were as follows:

Shares at November 30, 2008	4,612,640
Shares issued for Reorganization with Tortoise Gas and Oil Corporation	1,650,060
Redemption of fractional shares issued during Reorganization	(40)
Shares at November 30, 2009	6,262,660

8. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of November 30, 2009. These assets are measured on a recurring basis.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	November 30, 2009	(Level 1)	(Level 2)	(Level 3)
Equity Securities:
Common Stock(a)	$7,159,755	$7,159,755	$—	$—
Master Limited Partnerships
and Related Companies(a)	125,808,449	121,585,840	—	4,222,609
Total Equity Securities	132,968,204	128,745,595	—	4,222,609
Debt Securities:
Corporate Bonds(a)	9,478,500	—	9,478,500	—
Total Debt Securities	9,478,500	—	9,478,500	—
Other:
Short-Term Investment(b)	52,245	52,245	—	—
Total Other	52,245	52,245	—	—
Total	$142,498,949	$128,797,840	$9,478,500	$4,222,609

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at November 30, 2009.

Fair Value Measurements Using Significant Unobservable Inputs
(Level 3) for Investments
For the year ended
November 30, 2009
Fair value beginning balance	$940,216
Total unrealized gains included in net increase in net assets applicable
to common stockholders	1,538,643
Net purchases, issuances and settlements	—
Return of capital adjustments impacting cost basis of security	—
Transfers into Level 3	1,743,750
Fair value ending balance	$4,222,609

The Company utilizes the beginning of reporting period method for determining transfers into or out of Level 3. Accordingly, this method is the basis for presenting the rollforward in the preceding table. Under this method, the fair value of the asset at the beginning of the period will be disclosed as a transfer into or out of Level 3, gains or losses for an asset that transfers into Level 3 during the period will be included in the reconciliation, and gains or losses for an asset that transfers out of Level 3 will be excluded from the reconciliation.

For the year ended November 30, 2009, Quest Midstream Partners, L.P. common units transferred into Level 3 when the Company acquired the asset from TGO.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

16	Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Continued)
Some debt securities are fair valued using a market value obtained from an approved pricing service which utilizes a pricing matrix based upon yield data for securities with similar characteristics or from a direct written broker-dealer quotation from a dealer who has made a market in the security. This pricing methodology applies to the Company’s Level 2 investments.

9. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the shares/principal amount, acquisition date(s), acquisition cost, fair value, fair value per share and percent of net assets which the securities comprise at November 30, 2009.

					Fair	Fair
	Shares/				Value	Value as
	Principal	Acquisition	Acquisition	Fair	Per	Percent of
Company	Amount	Date(s)	Cost	Value	Share	Net Assets
Connacher Oil & Gas Ltd,		04/25/08-
10.25%, 12/15/2015	$4,000,000	07/31/08	$4,257,500	$3,460,000	N/A	2.7%
Copano Energy, L.L.C. —
Class D Common Units	95,260	03/14/08	2,500,575	1,865,191	$19.58	1.5
OPTI Canada Inc.,		12/08/06-
8.25%, 12/15/2014	$2,500,000	12/14/06	2,533,250	2,000,000	N/A	1.6
Quest Midstream Partners, L.P.
Common Units	479,150	11/01/07	9,300,000	2,357,418	$4.92	1.9
SemGroup, L.P.,		11/04/05-
8.75%, 11/15/2015	$6,300,000	04/16/08	6,267,010	441,000	N/A	0.3
			$24,858,335	$10,123,609		8.0%

10. Credit Facility

The Company had a revolving loan commitment amount of $10,000,000 ($15,000,000 from November 1, 2008, through and including December 31, 2008) with U.S. Bank, N.A that matured on March 20, 2009. On March 20, 2009, the Company entered into an extension of its credit facility through June 20, 2009. The amended credit agreement provided for an unsecured revolving credit facility of up to $10,000,000. During the extension period, the credit facility had a variable annual rate equal to one-month LIBOR plus 0.75 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.15 percent.

On June 19, 2009, the Company entered into an amendment to its credit facility that extends the credit facility through June 20, 2010. The amended credit facility provides for an unsecured revolving credit facility of $10,000,000. During the extension period, outstanding balances will accrue interest at a variable annual rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the year ended November 30, 2009 was approximately $5,100,000 and 2.24 percent, respectively. At November 30, 2009, the principal balance outstanding was $5,900,000 at an interest rate of 2.24 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met.

11. Long-Term Debt Obligations

The Company has $15,000,000 aggregate principal amount of Series B private senior notes (the “Notes”) outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred stock; (2) senior to all of the Company’s outstanding common stock; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter at a fixed annual rate until maturity.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2009, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Estimated fair value of the Series B Notes was calculated, for disclosure purposes, using the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the average spread between the fixed rate of the Notes and the AAA corporate finance debt rate. At November 30, 2009, the total spread was applied to the equivalent U.S. Treasury rate for the series and future cash flows were discounted to determine the estimated fair value. The table below shows the issue date, maturity date, notional/carrying amount, estimated fair value and fixed rate as of November 30, 2009.

			Notional/
	Issue	Maturity	Carrying	Estimated	Fixed
Series	Date	Date	Amount	Fair Value	Rate
Series B	June 17, 2008	June 17, 2011	$15,000,000	$15,853,495	5.56%

12. Preferred Stock

At November 30, 2008, the Company had 800 authorized shares of Money Market Preferred (“MMP”) Stock and 400 shares outstanding with a total liquidation value of $10,000,000. On December 3, 2008 and December 26, 2008, the Company redeemed the MMP Stock with a liquidation value of $7,225,000 and $2,775,000, respectively. The Company realized a gain of $1,300,500 upon redemption. Following these redemptions, the Company had no MMP Stock outstanding. The weighted average distribution rate for the period the MMP Stock was outstanding during the year ended November 30, 2009, was 2.90 percent. This rate does not include commissions paid to the auction agent, which are included in agent fees in the accompanying Statement of Operations.

13. Forward Foreign Currency Contracts

The Company entered into forward foreign currency contracts with U.S. Bank, N.A. to protect the value of income received from investments denominated in foreign currency against changes in foreign exchange rates. At November 30, 2009, there were no forward foreign currency contracts outstanding.

The table below shows the original maturity date, forward currency amounts to be purchased or sold and the realized gains on the termination of the forward foreign currency contracts, as reflected in the accompanying Statement of Operations, for the year ended November 30, 2009.

					Realized
Maturity	Currency To		Currency To		Gain On
Date	Receive		Deliver		Termination
05/21/09	USD	994,695	CAD	1,125,000	$80,694
08/21/09	USD	994,695	CAD	1,125,000	77,872
11/20/09	USD	994,695	CAD	1,125,000	74,002
02/19/10	USD	994,695	CAD	1,125,000	70,531
05/21/10	USD	994,695	CAD	1,125,000	67,819
08/20/10	USD	994,695	CAD	1,125,000	65,859
11/19/10	USD	994,695	CAD	1,125,000	64,284
02/21/11	USD	994,695	CAD	1,125,000	62,357
					$563,418

CAD — Canadian Dollar
USD — U.S. Dollar

14. Subsequent Event

The Company has performed an evaluation of subsequent events through January 28, 2010, which is the date the financial statements were issued.

2009 Annual Report	17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Tortoise North American Energy Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise North American Energy Corporation (the Company), including the schedule of investments, as of November 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise North American Energy Corporation at November 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 28, 2010

18	Tortoise North American Energy Corp.

COMPANY OFFICERS AND DIRECTORS (Unaudited)
November 30, 2009

	Position(s) Held with		Number of	Other Board
	Company, Term of		Portfolios in Fund	Positions
	Office and Length of		Complex Overseen	Held by
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Director
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since 2005	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; formerly, Editor, “Financial Services Review,” (2001-2007) (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University (1997-1999). Published several academic and professional journal articles about energy infrastructure and oil and gas MLPs.	6	None
John R. Graham (Born 1945)	Director since 2005	Executive-in-Residence and Professor of Finance (Part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. (primarily a real estate development, investment and venture capital company) and Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	6	Kansas State Bank
Charles E. Heath (Born 1942)	Director since 2005	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	6	None

(1)	This number includes Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise Capital Resources Corporation (“TTO”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), one private investment company and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TTO, TPZ and the private investment company.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

2009 Annual Report	19

COMPANY OFFICERS AND DIRECTORS (Unaudited) (Continued)
November 30, 2009

	Position(s) Held with		Number of	Other Board
	Company, Term of		Portfolios in Fund	Positions
	Office and Length of		Complex Overseen	Held by
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Director
Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2005	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1990-2009); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); Director and Chairman of the Board of each of TYG, TYY, TTO, TPZ and the private investment company since its inception; CFA designation since 1988.	6	None
Terry Matlack (Born 1956)	Chief Financial Officer since 2005	Director of each of the Company, TYG, TYN, TTO, TPZ and the private investment company from its inception to September 2009; Managing Director of our Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); Chief Financial Officer of each of TYG, TYY, TTO, TPZ and the private investment company since its inception; Chief Compliance Officer of the TYG from 2004 through May 2006 and of each of the Company and TYY from their inception through May 2006; Treasurer of each of the Company, TYG and TYY from their inception to November 2005; Assistant Treasurer of the Company, TYG and TYY from November 2005 to April 2008, of TTO from its inception to April 2008, and of the private investment company from its inception to April 2009; CFA designation since 1985.	N/A	None
David J. Schulte (Born 1961)	Chief Executive Officer since 2005	Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG since 2003, of TYY since 2005 and of TPZ since 2007; President of the Company from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of the private investment company since 2007 and Chief Executive Officer from 2007 to December 2008; CFA designation since 1992.	N/A	None
Zachary A. Hamel (Born 1965)	Senior Vice President since April 2007	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); Senior Vice President of TYY and TTO since 2005 and of TYG, TPZ and the private investment company since 2007; Secretary of each of the Company, TYG, TYY and TTO from their inception to April 2007; CFA designation since 1998.	N/A	None
Kenneth P. Malvey (Born 1965)	Senior Vice President since April 2007; Treasurer since November 2005	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG and TYY since November 2005, of TTO since September 2005, and of TPZ and the private investment company since 2007; Senior Vice President of TYY and TTO since 2005, and of TYG, TPZ and the private investment company since 2007; Assistant Treasurer of the Company, TYG and TYY from their inception to November 2005; Chief Executive Officer of the private investment company since December 2008; CFA designation since 1996.	N/A	None

(1)	This number includes TYG, TYY, TTO, TPZ, one private investment company and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TTO, TPZ and the private investment company.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

20	Tortoise North American Energy Corp.

ADDITIONAL INFORMATION (Unaudited)

Stockholder Proxy Voting Results

A special meeting of stockholders was held on September 11, 2009. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To consider and vote upon a proposal to approve the issuance of additional shares of common stock of the Company in connection with an Agreement and Plan of Reorganization between the Company and Tortoise Gas and Oil Corporation.

No.of Shares
Affirmative	2,205,148
Against	137,682
Abstain	74,281
Broker Non-Votes	0
TOTAL	2,417,111

2.	To consider and vote on a new investment advisory agreement between the Company and its current investment adviser, Tortoise Capital Advisors, L.L.C.

No.of Shares
Affirmative	2,236,584
Against	105,359
Abstain	75,168
Broker Non-Votes	0
TOTAL	2,417,111

Based upon votes required for approval, each of these matters passed.

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2009, the aggregate compensation paid by the Company to the independent directors was $72,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2009 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange in 2009 the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Automatic Dividend Reinvestment Plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

2009 Annual Report	21

ADDITIONAL INFORMATION (Unaudited)
(Continued)

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, R.I. 02940-3078. You may also contact Computershare by phone at (888) 728-8784 or visit their Web site at www.computershare.com.

Approval of New Investment Advisory Agreement

On June 2, 2009, the Board of Directors approved a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) with the Adviser in connection with the proposed transaction (the “Proposed Transaction”) with Mariner Holdings, LLC (“Mariner”), which upon closing resulted in a change in control of the Adviser. Prior to the Board of Directors’ approval of the New Investment Advisory Agreement, the independent directors of the Company (“Independent Directors”), with the assistance of counsel independent of the Adviser (hereinafter “independent legal counsel”), requested and evaluated extensive materials about the Proposed Transaction and Mariner from the Adviser and Mariner, which also included information from independent, third-party sources, regarding the factors considered in their evaluation.

The Independent Directors first learned of the potential Proposed Transaction in January 2009. Prior to conducting due diligence of the Proposed Transaction and of Mariner, each Independent Director had a personal meeting with key officials of Mariner. In February 2009, the Independent Directors consulted with independent legal counsel regarding the role of the Independent Directors in the Proposed Transaction. Also in February 2009, the Independent Directors, in conjunction with independent legal counsel, prepared and submitted their own due diligence request list to Mariner, so that the Independent Directors could better understand the effect the change of control would have on the Adviser. In March 2009, the Independent Directors, in conjunction with independent legal counsel, reviewed the written materials provided by Mariner. In April and May 2009, the Independent Directors asked for supplemental written due diligence information and were given such follow-up information about Mariner and the Proposed Transaction.

In May 2009, the Independent Directors interviewed key Mariner personnel and asked follow-up questions after having completed a review of all documents provided in response to formal due diligence requests. In particular, the follow-up questions focused on (i) the expected continuity of management and employees at the Adviser, (ii) compliance and regulatory experience of the Adviser, (iii) plans to maintain the Adviser’s compliance and regulatory personnel and (iv) benefit and incentive plans used to maintain the Adviser’s current personnel. On May 22, 2009, the Independent Directors and Mariner officials jointly attended the annual meetings of the Companies and at such time met to discuss the Proposed Transaction. The Independent Directors also met face-to-face with the Mariner officials in May in the interest of better getting to know key personnel at Mariner. The Independent Directors also discussed the Proposed Transaction and the findings of the Mariner diligence investigation with independent legal counsel in private sessions.

In approving the New Investment Advisory Agreement, the Independent Directors of the Company requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the current investment advisory agreement. In addition, the Independent Directors had approved the continuance of the current investment advisory agreement, the terms of which are substantially identical to those of the New Investment Advisory Agreement, in November 2008. The extensive data and information reviewed, in conjunction with the results of the diligence investigation of the Proposed Transaction and Mariner, form the basis of the conclusions reached below.

Factors Considered

The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to approve the New Investment Advisory Agreement, the Independent Directors’ decision was based on the following factors and what, if any, impact the Proposed Transaction would have on such factors.

Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Independent Directors concluded that the unique nature of the Company and the specialized expertise of the Adviser in the niche market of MLPs made it uniquely qualified to serve as the adviser. Further, the Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding the Company’s performance (including quarterly, last twelve months, and from inception included in information provided in connection with their November 2008 approval, as well as supplemental information covering the period from November 30, 2008 through April 30, 2009 and since inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Independent Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant periods.

22	Tortoise North American Energy Corp.

ADDITIONAL INFORMATION (Unaudited)
(Continued)

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Independent Directors reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the New Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other closed-end funds with similar investment objectives and strategies.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies, including other MLP investment companies, to the Company. The Independent Directors concluded that the fees and expenses that the Company will pay under the New Investment Advisory Agreement are reasonable given the quality of services to be provided under the New Investment Advisory Agreement and that such fees and expenses are comparable to, and in many cases lower than, the fees charged by advisers to comparable funds.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Independent Directors did not, with respect to their deliberations concerning their approval of the New Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the Independent Directors

As a result of this process, the Independent Directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the New Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be approved.

2009 Annual Report	23

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise North American Energy Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com

LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYN

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 12/31/09
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise North American	TYN	U.S. Energy Infrastructure	Retirement Accounts	$157
Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts
Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,077
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts
Tortoise Energy	TYY	U.S. Energy Infrastructure	Retirement Accounts	$601
Capital Corp.	May 2005		Pension Plans
			Taxable Accounts
Tortoise Capital	TTO	U.S. Energy Infrastructure	Retirement Accounts	$86
Resources Corp.	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 8/31/09)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts
Tortoise Power and Energy	TPZ	U.S. Power and Energy Investment	Retirement Accounts	$181
Infrastructure Fund, Inc.	July 2009	Grade Debt and Dividend-Paying	Pension Plans
		Equity Securities	Taxable Accounts

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant amended this code of ethics during the period covered by this report to redesignate the compliance officer under this code of ethics to be the Company’s Chief Compliance Officer. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2009	FYE 11/30/2008
Audit Fees	$205,000	$92,000
Audit-Related Fees	—	$3,000
Tax Fees	$56,000	$26,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$56,000	$29,000

The audit committee has adopted pre-approval polices and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2009 and 2008, the Adviser incurred approximately $0 and $13,610 in fees, respectively, payable to the principal accountant in connection with determining the Adviser’s compliance with GIPS® standards in 2006. Additionally, for services delivered in 2009, the Adviser paid $129,633 in 2009 for research and consultations relating to fund structure, tax and accounting, and audit-related fees relating to closed-end management investment companies prior to their initial public offerings, and $2,315 in 2008 for general tax consulting services delivered in 2008. The non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2009.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a security or can veto the investment committee’s decision to invest in a security. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Position(s) Held
with Company
	and Length of	Principal Occupation
Name and Age*	Time Served	During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2005
Managing Director of our Adviser since 2002; Member, Fountain Capital Management (1990-2009); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.

Terry Matlack (Born 1956)	Chief Financial Officer since 2005
Managing Director of our Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); Chief Financial Officer of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise Capital Resources Corporation (“TTO”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) and a private investment company managed by our Adviser since its inception; Director of each of the Company, TYG, TYY, TTO, TPZ and the private investment company from its inception to September 2009; Chief Compliance Officer of each of the Company and TYY from their inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of each of the Company, TYG and TYY from their inception to November 2005; Assistant Treasurer of the Company, TYG and TYY from November 2005 to April 2008, of TTO from its inception to April 2008, and of the private investment company from its inception to April 2009; CFA designation since 1985.

David J. Schulte (Born 1961)	Chief Executive Officer since 2005
Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President of the Company from inception to September 2008; President and Chief Executive Officer of TYG since 2003, of TYY since 2005 and of TPZ since 2007; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of the private investment company since 2007 and Chief Executive Officer from 2007 to December 2008; CFA designation since 1992.

Zachary A. Hamel (Born 1965)	Senior Vice President since April 2007
Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); Senior Vice President of TYY and TTO since 2005 and of TYG, TPZ and the private investment company since 2007; Secretary of each of the Company, TYG, TYY and TTO from their inception to April 2007; CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	Senior Vice President since April 2007; Treasurer since November 2005
Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG and TYY since November 2005, of TTO since September 2005, and of TPZ and the private investment company since 2007; Senior Vice President of TYY and TTO since 2005, and of TYG, TPZ and the private investment company since 2007; Assistant Treasurer of the Company, TYG and TYY from their inception to November 2005; Chief Executive Officer of the private investment company since December 2008; CFA designation since 1996.

*The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Mr. Birzer also serves as director and Chairman of the Board of TYG, TYY, TPZ and the private investment company advised by our Adviser, registered closed-end management investment companies, as well as TTO, a closed-end management investment company that has elected to be regulated as a business development company. The Adviser also serves as the investment adviser to TYG, TYY, TTO, TPZ, and the private investment company.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2009:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	4	$1,759,155,163	0	—
Other pooled investment vehicles	1	$84,048,662	1	$84,048,662
Other accounts	270	$639,185,040	1	$66,489,092
Zachary A. Hamel
Registered investment companies	4	$1,759,155,163	0	—
Other pooled investment vehicles	3	$148,087,313	1	$84,048,662
Other accounts	287	$1,908,871,948	1	$66,489,092
Kenneth P. Malvey
Registered investment companies	4	$1,759,155,163	0	—
Other pooled investment vehicles	3	$148,087,313	1	$84,048,662
Other accounts	287	$1,908,871,948	1	$66,489,092
Terry Matlack
Registered investment companies	4	$1,759,155,163	0	—
Other pooled investment vehicles	1	$84,048,662	1	$84,048,662
Other accounts	270	$639,185,040	1	$66,489,092
David J. Schulte
Registered investment companies	4	$1,759,155,163	0	—
Other pooled investment vehicles	1	$84,048,662	1	$84,048,662
Other accounts	270	$639,185,040	1	$66,489,092

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to the Adviser by that other fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it.

The Adviser also serves as investment adviser for four other publicly traded and one privately held closed-end management investment companies, all of which invest in the energy sector.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. Except as permitted by law, the Registrant will not co-invest with its affiliates in negotiated private transactions. To the extent the Registrant is precluded from co-investing, the Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage other investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. They are also eligible for an annual cash bonus and awards of common interests in the Adviser’s parent company based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2009:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$100,001-$500,000
Zachary A. Hamel	$10,001-$50,000
Kenneth P. Malvey	$10,001-$50,000
Terry Matlack	$100,001-$500,000
David J. Schulte	$100,001-$500,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/09-6/30/09
Month #2	0	0	0	0
7/1/09-7/31/09
Month #3	0	0	0	0
8/1/09-8/31/09
Month #4	0	0	0	0
9/1/09-9/30/09
Month #5	0	0	0	0
10/1/09-10/31/09
Month #6	0	0	0	0
11/1/09-11/30/09
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise North American Energy Corporation

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, Chief Executive Officer

Date February 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, Chief Executive Officer

Date February 3, 2010

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Financial Officer

Date February 3, 2010